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                                                                    EXHIBIT 10.2
                                                                    ------------

                     FIRST AMENDMENT TO THE CREDIT AGREEMENT
                     ---------------------------------------

         FIRST AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment"), dated as of May 3, 1999, among CERES GROUP, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of February 17, 1999, (the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

I.       AMENDMENTS

                  1. Section 7.04 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (g) thereof, (ii) deleting the period appearing at the end of clause (h) thereof and inserting "; and" in lieu thereof, and (iii) inserting the following new clause (i) at the end thereof:

                  "(i) Guaranties by the Borrower of loans made to employees and certain producers (including without limitation, agents, brokers and consultants) of the Borrower and its Subsidiaries the proceeds of which are used to purchase shares of the Borrower's common stock, PROVIDED that the aggregate outstanding amount of such guaranties shall not at any time exceed $5,000,000 (less the amount of any payments made by the Borrower under any such guaranties)."

II.      MISCELLANEOUS

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.


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                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
 THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. The Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and Required Banks shall have signed a counterpart hereof and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

                  5. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                  6. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment unless such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date, and
(ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

                                      * * *

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                 CERES GROUP, INC.


                                  By: /s/ Val Rajic
                                  ---------------------------------------------
                                  Name: Val Rajic
                                  Title: Executive Vice President and Treasurer


                                  THE CHASE MANHATTAN BANK,
                                  Individually and as Administrative Agent


                                  By: /s/ Peter Platten
                                  ---------------------------------------------
                                  Name: Peter Platten
                                  Title: Vice President


                                  DRESDNER BANK AG NEW YORK BRANCH
                                  AND GRAND CAYMAN BRANCH,
                                  Individually and as Administrative Agent


                                   By: /s/ Lisa Kim-Cantello
                                  ---------------------------------------------
                                   Name: Lisa Kim-Cantello
                                   Title: Vice President


                                   By: /s/ George T. Ferguson, Iv
                                  ---------------------------------------------
                                   Name: George T. Ferguson, IV
                                   Title: Assistant Vice President


                                   KEYBANK NATIONAL ASSOCIATION


                                   By: /s/ Lawrence A. Mack
                                  ---------------------------------------------
                                   Name: Lawrence A. Mack
                                   Title: Senior Vice President




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                                 FIRSTAR BANK MILWAUKEE, N.A.


                                 By:
                                  ---------------------------------------------
                                    Name:
                                    Title:


                                  BANKBOSTON, N.A.


                                  By: /s/ ELISE H. BRENNEMAN
                                  ---------------------------------------------
                                  Name: Elise H. Brenneman
                                  Title: Managing Director